Exhibit 10.16

                        AMENDMENT TO AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

                  This AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is made as of June 29, 2001 among LaSalle Bank National Association, a national banking association ("Bank") and Westell Technologies, Inc., a Delaware corporation ("WTI"), Westell, Inc., a Delaware corporation ("Inc."), Westell International, Inc., a Delaware corporation ("WII"), Conference Plus, Inc., an Illinois corporation ("CPI"), and Teltrend, Inc., an Illinois corporation ("Teltrend," together with WTI, Inc., WII and CPI, the "Borrowers").

                                   BACKGROUND

                  A. Bank and Borrowers are party to that certain Amended and Restated Loan and Security Agreement dated as of August 31, 2000, as amended from time to time (the "Loan Agreement"), pursuant to which Bank has made a line of revolving credit available to Borrowers, and as security therefor, Borrowers have granted to Bank a lien on Borrowers' real, personal and intellectual property.

                  B. Borrowers have informed Bank that they desire to (i) reduce the amount available under the revolving line of credit, (ii) modify the termination date of the revolving line of credit, (iii) induce certain of Borrower's investors to guaranty a portion of the revolving line of credit by issuing warrants for the purchase of certain of Borrowers' stock and (iv) otherwise modify Borrowers' Obligations as provided herein.

                  C. Bank is willing to so amend the Loan Agreement upon the terms and conditions set forth herein.

                  D. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Loan Agreement.

                  NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:


         SECTION 1 AMENDMENTS TO LOAN AGREEMENT

                  1.1 The Loan Agreement is hereby amended to reflect that (i) Harris Trust and Savings Bank is no longer a Lender; (ii) Bank is the sole Lender under the Loan Agreement; and (iii) wherever reference is made herein to "Bank", "Lender" or "Lenders", the parties hereto understand that Bank is meant.

                  1.2 The definition of "Borrowing Base" is hereby deleted in its entirety and replaced with the following:

         "means, as at any date the amount thereof is determined and subject to the other terms of this Agreement, (a) the sum of (i) 85% of the face value of the Eligible Accounts, less unapplied cash and (ii) the lesser of (A) 30% of the value of the Eligible Inventory and (B) the Inventory Borrowing Cap, plus (b) 70% of the Pledged Securities Value (reduced by any Net Cash Proceeds received in accordance with Section 3.6) minus
         (c) the sum of the undrawn face amount of any Letters of Credit outstanding, unreimbursed draws with respect to Letters of Credit, and the aggregate outstanding amount of Borrowers' exposure under Permitted Swap Obligations as determined by Bank."

                  1.3 The Loan Agreement is hereby amended by adding the following new definitions to Section 1.1:

         "Guarantors" shall mean those parties signatory to the Guaranty.

         "Guarantors' Liabilities" shall mean Guarantors' liabilities under the Guaranty, which shall be limited to $10,000,000.

         "Guaranty" shall mean that certain Guaranty dated as of June 29, 2001 delivered by Guarantors to Bank, guaranteeing up to $10,000,000 of the principal amount of the Obligations.

         "Inventory Borrowing Cap" shall mean $9,000,000 as of June 29, 2001, and shall be reduced by $100,000 on August 1, 2001 and by an additional $100,000 on the first day of each month thereafter.

         "Pledged Securities" means those certain accounts of Guarantors with Robertson Stephens, Inc. the investment securities and cash and other assets contained therein pledged to secure Guarantors' Liabilities pursuant to the Securities Pledge Agreement.

         "Pledged Securities Value" shall mean the market value of the Pledged Securities, valued on a daily basis by and in a manner acceptable to Bank.

         "Securities Pledge Agreement" shall mean that certain Securities Pledge Agreement dated as of June 29, 2001 delivered by Guarantors to Bank.

                  1.4 The definition of "Loan Documents" is hereby amended by inserting in the third line thereof after the word "pledges," the word "guaranties,".

                  1.5 The definition of "Maximum Revolving Credit Facility" is hereby amended by deleting the amount "$45,000,000" and inserting in its place the amount "$35,000,000".

                  1.6 The definition of "Revolving Loan Termination Date" is hereby amended by deleting the date "August 31, 2003" and inserting in its place the date "June 30, 2002".

                  1.7 Section 3.6 of the Loan Agreement is hereby amended by inserting at the end thereof the following language:

         "Upon receipt by Bank of any equity Net Cash Proceeds pursuant to
         Section 3.5(a)(ii), each of (a) the Guarantors' Liabilities, (b) the Pledged Securities Value and (c) the Maximum Revolving Credit Facility shall be permanently reduced by the amount of such Net Cash Proceeds received by the Bank."

                  1.8 The Loan Agreement is hereby amended by adding a new
Section 9.20 as follows:

                  "9.20 Geneva Property. Borrowers shall deliver to Bank by July 30, 2001, (i) a duly executed Mortgage on the land and building owned by Teltrend and located at ____________________, Geneva, Illinois, in a form acceptable to Bank conveying a first priority lien on such property to Bank and (ii) a title insurance policy acceptable to Bank and such other related surveys and documents as Bank may request in connection therewith, acceptable to Bank."

                  1.9 Section 11.2 of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

                  "11.2 EBITDA. Borrowers shall have (i) a minimum Fiscal Year-to-date EBITDA of not less than negative $4,100,000 as of June 30, 2001, of not less than negative $3,500,000 as of July 31, 2001, of not less than negative $3,700,000 as of August 31, 2001, of not less than negative $2,700,000 as of September 30, 2001 and of not less than negative $1,300,000 as of October 31, 2001, and (ii) on each date set forth below, a minimum EBITDA of not less than the EBITDA set forth opposite such date set forth below:

                           Date                               EBITDA
                           ----                               ------

                           November 30, 2001                  $400,000
                           December 31, 2001                  $2,100,000
                           January 31, 2002                   $3,600,000
                           February 28, 2002                  $6,600,000
                           March 31, 2002                     $9,200,000
                           April 30, 2002                     $13,400,000
                           May 31, 2002                       $16,800,000
                           June 30, 2002                      $19,500,000

                           EBITDA shall be measured (i) on a Fiscal Year-to-date basis as of the end of each calendar month for each month through and including March 2002 and (ii) on a rolling twelve-month basis as of the end of each calendar month for each month commencing with April 2002 and for each month thereafter."

                  1.10 Section 11.3(b) of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

                  "(b) Tangible Net Worth. Tangible Net Worth, for the purposes of this Section 11.3(b), will be calculated by including the maximum amount of the Guaranty as cash of the Borrowers. Commencing with June 2001, Borrowers shall maintain at all times, measured on a monthly basis, the minimum Tangible Net Worth set forth opposite such date set forth below, measured on a rolling twelve-month basis as of the end of the month ending on such date:

                           Date                               Tangible Net Worth
                           ----                               ------------------

                           June 30, 2001                      $21,700,000
                           July 31, 2001                      $29,400,000
                           August 31, 2001                    $27,500,000
                           September 30, 2001                 $26,500,000
                           October 31, 2001                   $25,700,000
                           November 30, 2001                  $25,400,000
                           December 31, 2001                  $25,300,000
                           January 31, 2002                   $25,000,000
                           February 28, 2002                  $26,100,000
                           March 31, 2002                     $26,900,000
                           April 30, 2002                     $27,400,000
                           May 31, 2002                       $28,000,000
                           June 30, 2002                      $28,500,000"

                  1.11 The Loan Agreement is hereby amended by adding a new Section

12.13 as follows:

                  "12.13 Guarantors' Obligations. If Guarantors: (a) fail or neglect to perform, keep or observe any term, provision, condition, covenant, warranty or representation contained in the Guaranty, the Securities Pledge Agreement or any control agreement relating to the Pledged Securities or (b) fail to pay any of Guarantors' Liabilities within five business days after the same are due and payable or declared due and payable."

         1.12 Schedule 7.27 to the Loan Agreement is hereby deleted in its entirety and replaced with Schedule 1.12 attached hereto

         SECTION 2 REPRESENTATIONS AND WARRANTIES

                  To induce Bank to amend the Loan Agreement and grant the waiver set forth herein, Borrowers jointly and severally represent and warrant to Bank that:

                  2.1 Representations and Warranties. On the date hereof, the representations and warranties and covenants set forth in the Loan Agreement (as modified by this Amendment), are true and correct with the same effect as though such representations and warranties and covenants had been made on the date hereof, except to the extent that such representations and warranties and covenants expressly relate to an earlier date.

                  2.2 Corporate Authority of Borrowers. Borrowers have full power and authority to enter into this Amendment, and to incur and perform the obligations provided for under this Amendment and the Loan Agreement, all of which have been duly authorized by all proper and necessary corporate action. No consent or approval of stockholders or of any public authority or regulatory body is required as a condition to the validity or enforceability of this Amendment.

                  2.3 Amendment as Binding Agreement. This Amendment constitutes the valid and legally binding obligation of Borrowers, fully enforceable against Borrowers, in accordance with its terms.

                  2.4 No Conflicting Agreements. The execution and performance by the Borrowers of this Amendment will not (i) violate any provision of law, any order of any court or other agency of government, or the Articles of Incorporation or Bylaws of Borrowers, (ii) violate any indenture, contract, agreement or other instrument to which Borrowers are a party, or by which its property is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under, any such indenture, contract, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Borrowers.

         SECTION 3 FINANCING STATEMENT AUTHORIZATION

                  Borrowers hereby authorize and consent to the preparation and filing by Bank of any financing statements, amendments and continuations as may be necessary, in Bank's sole discretion, to perfect the security interests and liens granted under the Loan Agreement. Bank may include as a description of Borrowers' property covered by any financing statements all of Borrowers' present and future assets or property. This authorization and consent shall remain in full force and effect and may be relied upon by Bank as long as any of the Obligations are outstanding.

         SECTION 4 CONDITIONS PRECEDENT.

                  The agreement by Bank to amend the Loan Agreement and grant the waiver is subject to the following conditions precedent:

                  4.1 Revolving Note. Execution and delivery by Borrowers of a Revolving Note in the form of Exhibit A hereto.

                  4.2 CPI Stock Pledge Agreement Execution and delivery by WTI of a Stock Pledge Agreement in the form of Exhibit B hereto, pledging WTI's stock in CPI as security for the Obligations.

                  4.3 Guaranty. Execution and delivery of a Guaranty in the form of Exhibit C.

                  4.4 Securities Pledge Agreement. Execution and delivery a Securities Pledge Agreement in the form of Exhibit D hereto, securing the obligations of Guarantors under the Guaranty.

                  4.5 CPI Stock Certificates. Delivery of CPI Stock Certificate No. 21 representing 132,250 shares of CPI's stock.

                  4.6 Account Control Agreement. Execution and delivery of an Account Control Agreement satisfactory to Bank, providing for the administration of the securities pledged pursuant to the Securities Pledge Agreement.

                  4.7 Reaffirmation of Stock Pledge Agreement. Execution and delivery by WTI of a reaffirmation of that certain Stock Pledge Agreement dated as of August 31, 2000, between WTI and Bank in the form of Exhibit E hereto.

                  4.8 Corporate Authority. Borrowers shall have provided to Bank certified copies of the unanimous written consent of their Boards of Directors in a form reasonably acceptable to Bank authorizing the execution, delivery and performance by the Borrowers of this Amendment and the agreements, instruments and documents executed in connection herewith.

                  4.9 Fee. Borrowers shall have paid to Bank a restructuring fee in the amount of $350,000.

                  4.10 Borrowers shall have delivered to the Bank each and every agreement, document, note, release, guaranty, certificate, notice, affidavit, exhibit, schedule, resolution, legal opinion, assignment, security agreement or financing statement which the Bank may reasonably request from the Borrowers, in form and substance satisfactory to Bank, to effect the intent of this Amendment.


         SECTION 5  REAFFIRMATION AND ACKNOWLEDGMENT

                  WTI, Inc., CPI and Teltrend (together, the "Pledgors") are each party to both (i) a Security Agreement and Mortgage - Trademarks and Patents and (ii) a Security Interest Agreement - Patents, each dated as of August 31, 2000 (the "Security Agreements") pursuant to which Pledgors granted to Bank a lien on and security interest in certain of Pledgors patents and trademarks as described therein. Pledgors hereby expressly reaffirm and assume all of their obligations and liabilities as set forth in the Security Agreements, agree that the obligations secured thereby shall include all obligations of Borrowers to Bank under the Loan Agreement, as amended from time to time, including this Amendment, and agree to be bound by and abide by and operate and perform under and pursuant to and comply fully with all of the terms, conditions, provisions, agreements, representations, undertakings, warranties, and covenants contained in the Security Agreements, insofar as such obligations and liabilities may be modified by this Amendment.


         SECTION 6  MISCELLANEOUS PROVISIONS.

                  6.1 To the extent the provisions of this Amendment differ from or are inconsistent with the terms of the Loan Agreement or any of the Loan Documents, the provision of this Amendment shall govern; otherwise, the terms and provisions of the Loan Agreement shall remain in full force and effect and are hereby affirmed, confirmed and ratified in all respects. Borrowers ratify, confirm and affirm without condition, all liens and security interests granted to Bank pursuant to the Loan Agreement and the Loan Documents, and such liens and security interests shall continue to secure the obligations and liabilities of Borrowers to Bank, including but not limited to, all loans made by Bank to the Borrowers under the Loan Agreement as amended by this Amendment.

                  6.2 This Amendment shall be construed in accordance with and governed by the laws of the State of Illinois, and the obligations of Borrowers under this Amendment are and shall arise absolutely and unconditionally upon the execution and delivery of this Amendment.

                  6.3 This Amendment may be executed in any number of counterparts.

                  6.4 Borrowers hereby agree to pay all out-of-pocket expenses incurred by Bank in connection with the preparation, negotiation and consummation of this Amendment, and all other documents related thereto, including without limitation, the reasonable fees and expense of Bank's counsel, and any filing fees required in connection with the filing of any documents necessary to consummate the provisions of this Amendment.

                  6.5 On or after the effective date hereof, each reference in the Loan Agreement or any of the Loan Documents to this "Agreement" or words of like import, shall unless the context otherwise requires, be deemed to refer to the Loan Agreement as amended hereby.

                  6.6 The requirement to raise Second Equity Funds by June 30, 2001 imposed by Section 4 of the Amendment to Amended and Restated Loan and Security Agreement dated as of April 13, 2001 is hereby waived. This waiver is limited and shall not constitute a waiver of any other or subsequent requirement or condition imposed on Borrowers by the Loan Agreement or Loan Documents, whether of a different or like nature, nor shall it constitute a course of conduct or dealing.

                  6.7 Borrowers shall cause to be delivered to Bank within one week after the date hereof CPI Stock Certificate No. 27 representing 250 shares of CPI stock.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, Borrowers and Bank has caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

"BORROWERS"                         WESTELL TECHNOLOGIES, INC.

                                            By:      /s/ Nicholas Hindman
                                            Title:  Vice President

                                            WESTELL, INC.

                                            By:      /s/ Nicholas Hindman
                                            Title:   Vice President

                                            WESTELL INTERNATIONAL, INC.

                                            By:      /s/ Nicholas Hindman
                                            Title:   Vice President

                                            CONFERENCE PLUS, INC.

                                            By:      /s/ Nicholas Hindman
                                            Title:   Vice President

                                            TELTREND, INC.

                                            By:      /s/ Nicholas Hindman
                                            Title:   Vice President
                                            Address: 750 North Commons Drive
                                                     Aurora, Illinois 60504


"BANK"                              LASALLE BANK NATIONAL ASSOCIATION

                                            By:      /s/ Thomas J. Brennan
                                            Title:   Vice President
                                            Address: 135 South LaSalle Street
                                                     Chicago, Illinois 60603
                                                     Attn:  Stephanie Patterson